UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 5, 2016

Mylan N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	333-199861	98-1189497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building 4, Trident Place Mosquito Way, Hatfield, Hertfordshire	AL10 9UL
(Address of principal executive offices)	(Zip Code)

+44 (0) 1707 853 000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Mylan N.V. (the “Company”) on August 11, 2016 to include the financial statements and pro forma financial information required under Item 9.01 in connection with the Company’s acquisition of Meda Aktiebolag (publ.) (“Meda”).

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Meda as of and for the years ended December 31, 2015, 2014 and 2013 and the related notes thereto are attached hereto as Exhibit 99.1 and incorporated by reference into this Item 9.01. The unaudited consolidated financial statements of Meda as of June 30, 2016 and for the three and six months ended June 30, 2016 and 2015 and the related notes thereto are attached hereto as Exhibit 99.2 and incorporated by reference into this Item 9.01.

(b)	Pro Forma Financial Information.

The unaudited pro forma financial information of the Company as of June 30, 2016 and for the six months ended June 30, 2016 and the year ended December 31, 2015 is attached hereto as Exhibit 99.3 and incorporated by reference into this Item 9.01.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers AB, independent auditor.

99.1	Audited Consolidated Financial Statements of Meda as of and for the years ended December 31, 2015, 2014 and 2013 and the related notes thereto.

99.2	Unaudited Consolidated Financial Statements of Meda as of June 30, 2016 and for the three and six months ended June 30, 2016 and 2015 and the related notes thereto.

99.3	Unaudited Pro Forma Financial Information as of June 30, 2016 and for the six months ended June 30, 2016 and the year ended December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN N.V.

Date: September 6, 2016	By:	/s/ Kenneth S. Parks
Kenneth S. Parks Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers AB, independent auditor.

99.1	Audited Consolidated Financial Statements of Meda Aktiebolag (publ.) (“Meda”) as of and for the years ended December 31, 2015, 2014 and 2013 and the related notes thereto.

99.2	Unaudited Consolidated Financial Statements of Meda as of June 30, 2016 and for the three and six months ended June 30, 2016 and 2015 and the related notes thereto.

99.3	Unaudited Pro Forma Financial Information as of June 30, 2016 and for the six months ended June 30, 2016 and the year ended December 31, 2015.